                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         MAY 23, 2001
                                                    ---------------------------



                                   ECOLAB INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-9328                  41-0231510
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


370 WABASHA STREET NORTH, ST. PAUL, MINNESOTA                           55102
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, include area code: 651-293-2233
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                          (NOT APPLICABLE)
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          (Former name or former address, if changed from last report.)



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Item 9.            REGULATION FD DISCLOSURE.
                   ------------------------

              As previously announced on December 7, 2000, Ecolab Inc. ("Ecolab") has agreed to combine into its operations the remaining 50% of the Henkel-Ecolab joint venture ("Henkel-Ecolab") that Ecolab does not own (the "Transaction") from Henkel KGaA of Dusseldorf, Germany ("Henkel"). Subject to regulatory approvals in various jurisdictions and other conditions, the Transaction is currently scheduled to close January 2, 2002.

              Ecolab is, as of the date of this filing, publishing certain unaudited pro forma information pertaining to the Transaction on its web site at HTTP://WWW.ECOLAB.COM/PRESSKIT.HTM. The information is comprised of unaudited pro forma condensed consolidated financial information (income statements and balance sheets) for specified periods and dates which give effect to the Transaction as if it had occurred on the historical dates set forth in the published material. This unaudited pro forma information is in addition to certain other Transaction and financial information previously published on Ecolab's web site.

              Ecolab expects to update such unaudited pro forma information as soon as practical following the filing of Ecolab's Form 10-Q for its second and third fiscal quarters in 2001. Such updated unaudited pro forma condensed consolidated financial information will be similarly filed and be available on Ecolab's web site at HTTP://WWW.ECOLAB.COM/PRESSKIT.HTM through the Transaction closing date.

              The consolidated financial information to be provided on Ecolab's web site is derived from the historical financial statements of Ecolab and Henkel-Ecolab adjusted for certain pro forma adjustments which are based on the estimates, assumptions and limitations set forth in the preface and related Notes to the unaudited pro forma financial information. The unaudited pro forma condensed consolidated financial information should not be considered indicative of actual results that would have been achieved had the Transaction been consummated on the dates indicated, nor is it necessarily indicative of future operating results.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ECOLAB INC.


                                                   By: /s/ Lawrence T. Bell
                                                       ----------------------
                                                       Lawrence T. Bell
                                                       Senior Vice President -
                                                       Law and General Counsel


Date:     May 23, 2001

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